UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2014

QUESTCOR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Kellogg Drive, Suite D, Anaheim, California	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 786-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Questcor Pharmaceuticals, Inc. (the “Company”) is filing this Current Report on Form 8-K in connection with the preparation of the Registration Statement on Form S-4 of Mallinckrodt plc (“Mallinckrodt”) (File No. 333-196054) (the “Registration Statement”), which includes the Company’s Proxy Statement relating to its pending merger transaction with Mallinckrodt. This Current Report on Form 8-K revises the disclosure contained within the following items in the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2013 (the “2013 Form 10-K”):

•	Part I, Item 1. Business

•	Part I, Item 1A. Risk Factors

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

The preceding information is filed hereunder as Exhibit 99.1 which is incorporated herein by reference.

All revisions to the 2013 Form 10-K relate solely to the items set forth above. These revisions have no effect on the Company’s previously reported results of operations, financial position, or cash flows. The information in this Current Report on Form 8-K should be read in conjunction with the 2013 Form 10-K (except for the items revised herein), which was previously filed with the Securities and Exchange Commission. All other information in the 2013 Form 10-K remains unchanged and neither the items set forth above nor any other items in the 2013 Form 10-K have been updated for events occurring after December 31, 2013, except as expressly set forth in Exhibit 99.1. For significant developments since December 31, 2013, refer to subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

The information in this Current Report on Form 8-K is deemed incorporated by reference into the Company’s registration statements filed under the Securities Act of 1933, as amended, and will also be incorporated by reference into the Registration Statement.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this document that are not strictly historical, including statements regarding the proposed acquisition, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: general economic conditions and conditions affecting the industries in which Mallinckrodt and the Company operate; the commercial success of Mallinckrodt’s and the Company’s products, including H.P. Acthar® Gel; Mallinckrodt’s and the Company’s ability to protect intellectual property rights; the parties’ ability to satisfy the merger agreement conditions and consummate the merger on the anticipated timeline or at all; the availability of financing, including the financing contemplated by the debt commitment letter, on anticipated terms or at all; Mallinckrodt’s ability to successfully integrate the Company’s operations and employees with Mallinckrodt’s existing business; the ability to realize anticipated growth, synergies and cost savings; the Company’s performance and maintenance of important business relationships; the lack of patent protection for Acthar, and the possible United States Food and Drug Administration (“FDA”) approval and market introduction of additional competitive products; the Company’s reliance on Acthar for substantially all of its net sales and profits; the Company’s ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with nephrotic syndrome, multiple sclerosis, infantile spasms or rheumatology-related conditions, and the Company’s ability to develop other therapeutic uses for Acthar; volatility in the Company’s Acthar shipments, estimated channel inventory, and end-user demand; an increase in the proportion of the Company’s Acthar unit sales comprised of Medicaid-eligible patients and government entities; the Company’s research and development risks, including risks associated with the Company’s work in the area of nephrotic syndrome and Lupus, the Company’s efforts to develop and obtain FDA approval of Synacthen Depot; Mallinckrodt’s ability to receive procurement and production quotas granted by the

U.S. Drug Enforcement Administration; Mallinckrodt’s ability to obtain and/or timely transport molybdenum-99 to our technetium-99m generator production facilities; customer concentration; cost-containment efforts of customers, purchasing groups, third-party payors and governmental organizations; Mallinckrodt’s ability to successfully develop or commercialize new products; competition; Mallinckrodt’s ability to integrate acquisitions of technology, products and businesses generally; product liability losses and other litigation liability; the reimbursement practices of a small number of large public or private issuers; complex reporting and payment obligation under healthcare rebate programs; changes in laws and regulations; conducting business internationally; foreign exchange rates; material health, safety and environmental liabilities; litigation and violations; information technology infrastructure; and restructuring activities. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in (i) Mallinckrodt’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended September 27, 2013 and Quarterly Reports on Form 10-Q for the quarterly periods ended December 27, 2013 and March 28, 2014; (ii) the SEC filings of Cadence Pharmaceuticals, Inc., which was acquired by Mallinckrodt on March 19, 2014, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2013; and (iii) the Company’s SEC filings, including the 2013 Form 10-K (and the amendment thereto on Form 10-K/A) and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014. The forward-looking statements made herein speak only as of the date hereof and none of Mallinckrodt, the Company or any of their respective affiliates assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Important Information for Investors and Shareholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction between Mallinckrodt and the Company, Mallinckrodt filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2014 a registration statement on Form S-4 that includes a preliminary joint proxy statement of Mallinckrodt and the Company and also constitutes a preliminary prospectus of Mallinckrodt. The registration statement is not yet effective. The definitive joint proxy statement/prospectus will be delivered to shareholders of Mallinckrodt and the Company. INVESTORS AND SECURITY HOLDERS OF MALLINCKRODT AND THE COMPANY ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus (when available) and other documents filed with the SEC by Mallinckrodt and the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Mallinckrodt will be available free of charge on Mallinckrodt’s internet website at www.mallinckrodt.com or by contacting Mallinckrodt’s Investor Relations Department at (314) 654-6650. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at www.questcor.com or by contacting the Company’s Investor Relations Department at (714) 497-4899.

Participants in the Merger Solicitation

Mallinckrodt, the Company, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Mallinckrodt and the Company shareholders in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Mallinckrodt is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on January 24, 2014. Information about the directors and executive officers of the Company is set forth in the amendment to its Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2014.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1

Revisions, where applicable, to the 2013 Form 10-K include:

•      Part I, Item 1. Business

•      Part I, Item 1A. Risk Factors

•      Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2014
QUESTCOR PHARMACEUTICALS, INC.

	By	/s/ Michael H. Mulroy
Michael H. Mulroy
Executive Vice President, Strategic Affairs and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1

Revisions, where applicable, to the 2013 Form 10-K include:

•      Part I, Item 1. Business

•      Part I, Item 1A. Risk Factors

•      Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations